UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2017

Edge Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4000
Berkeley Heights, New Jersey 07922
(800) 208-3343
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 13, 2017, Edge Therapeutics, Inc. (“Edge”) made available on its website its current investor presentation (the “Investor Presentation”). A copy of the Investor Presentation was also furnished as Exhibit 99.1 to a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2017. This amended Current Report on Form 8-K/A is being furnished for the sole purpose of providing a corrected Investor Presentation, which has been revised to provide the corrected slide 28. The corrected Investor Presentation, which is attached hereto as Exhibit 99.1, replaces and supersedes the Investor Presentation previously furnished. Except with respect to slide 28, the Investor Presentation attached hereto as Exhibit 99.1 is identical to the previously furnished Investor Presentation.

Item 7.01 Regulation FD Disclosure

Edge has prepared an Investor Presentation for use at various conferences and meetings with investors from time to time and for posting on Edge’s website. A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein solely for purposes of this Item 7.01 disclosure. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Investor Presentation is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

The information set forth in Item 7.01 of this Current Report on Form 8-K/A shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K/A, which is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Investor Presentation

EXHIBIT INDEX
Exhibit Number	Description
99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2017	Edge Therapeutics, Inc.

	By:	/s/ Andrew Saik
Name: Andrew Saik
Title: Chief Financial Officer